Supplement dated July 13, 2009
To
Davis Value Portfolio
Davis Financial Portfolio
Davis Real Estate Portfolio
Statement of Additional Information
dated May 1, 2009
Davis Selected Advisers, L.P. proposed, and the Independent Directors accepted, amendments reducing the existing adviser fee schedules for Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio. As of July 1, 2009 all three portfolios pay an advisory fee of 0.55% on all assets.

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